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                             UNIT PURCHASE AGREEMENT

                  UNIT PURCHASE AGREEMENT (this "Agreement"), dated as of April 1, 1998, by and among HYBRIDON, INC., a Delaware corporation (the "Company") and the Persons listed on the signature pages hereof (the "Current Purchasers") and such other Persons that from time to time hereafter may become party hereto pursuant to Section 13.10, (the "Additional Purchasers" and collectively with the Current Purchasers, the "Purchasers").

         The Company desires to issue and sell to Purchasers, and Purchasers desire to purchase from the Company, units consisting of an aggregate of up to $55,000,000 aggregate principal amount of Notes due 2007 (the "Notes") in substantially the form attached hereto as EXHIBIT A, together with certain warrants to purchase common stock of the Company (the "Note Units") or, if the Alternative Equity Closing Conditions referred to in Supplement #2 (as defined in Section 6.5) are met, the Alternative Equity Units referred to therein (the sale of such Alternative Equity Units being referred to herein as the "Alternative Offering"), upon and subject to the terms and conditions hereinafter set forth. As used herein, the terms "Unit Offering" and "Offering" shall mean the offering of Units by the Company during the Offering Period hereinafter referred to pursuant to this Agreement and substantially similar agreements, and the Unit Purchase Agreements in respect of Note Units previously entered into, and "Units" shall mean the Note Units or the Alternative Equity Units, as applicable.

         Accordingly, in consideration of the premises and the mutual agreements contained herein, Purchasers and the Company hereby agree as follows:

         1.       PURCHASE AND SALE OF THE UNITS.

                  1.1. PURCHASE AND SALE OF THE UNITS. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to Purchasers, and Purchasers, severally and not jointly, hereby agree to purchase from the Company, units ("Units"), each consisting, except as otherwise provided in the first paragraph of this Agreement in respect of the Alternative Offering, of (i) $100,000 principal amount of Notes and (ii) Equity Warrants in accordance with Section 2.2 hereof, at a Closing (as such term is defined in Section 2.1 hereof), provided however, that upon the occurrence of the Mandatory Conversion Event (as defined in the Note), Units will consist of the Series B Preferred Stock that would otherwise underlie such Notes and such Equity Warrants. The aggregate purchase price for the respective Units sold to each Purchaser pursuant to this Agreement shall be the product of (x) the aggregate number of Units purchased by such Purchaser set forth on the signature page hereto executed by such Purchaser and (y) $100,000. "Operative Documents" as used herein shall mean this Agreement, the Notes, the Certificate of Designation for the Series B Preferred Stock of the Company in substantially the form attached hereto as EXHIBIT B (the "Certificate of Designation") (such Preferred Stock, the "Conversion Securities"), the Warrant Agreement in substantially the form

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attached hereto as EXHIBIT C-1, the Alternative Equity Warrant Agreement in
substantially the form attached hereto as EXHIBIT C-2, and the Negative Pledge Agreement in substantially the form attached hereto as EXHIBIT D.

                  1.2. REGULATION D OFFERING. The Company has retained placement agents to conduct, on a "best efforts" basis, a private placement offering of the Units in the United States in reliance on Regulation D (the "Regulation D Offering").

                  1.3. REGULATION S OFFERING. The Company has retained Pillar Investments Ltd. ("Pillar"), as placement agent (the "Placement Agent" and, together with any placement agent for the Regulation D Offering, the "Placement Agents"), to conduct, on a "best efforts" basis, a private placement offering of the Units in reliance on Regulation S (the "Regulation S Offering") for sale outside of the "United States" (as defined in Section 11.26 hereof).

        2.       DELIVERY OF UNITS.

                  2.1. DELIVERY OF UNITS.

                  (a) The Company shall offer for sale a minimum of 20 Units (the "Minimum Offering Amount") and an aggregate maximum of up to 400 Units (the "Maximum Offering Amount") (with an option (the "Placement Agents' Option") in favor of the Placement Agents for an additional 150 Units (plus warrants to be sold to the Placement Agents or their designees, for $0.01 per warrant, to purchase Units equal, in the aggregate, to 25% of the Units sold in the Unit Offering), except that, in the case of the Alternative Offering, the contrary information in Supplement #2 (as defined in Section 6.5) shall supersede the foregoing. Each Purchaser understands and acknowledges that such Purchaser has no discretion as to the receipt of Note Units or Alternative Equity Units; the securities constituting the Units will be determined based solely on whether the Alternative Equity Closing Conditions described in Supplement #2 have been satisfied. The offering period (the "Offering Period") for the Units in the Regulation S Offering began on January 15, 1998. The Company may conduct closings of Units (each, a "Closing") on an interim basis until the Maximum Offering Amount (and any additional amount, pursuant to the Placement Agents' Option) has been reached (the "Final Closing Date"; such term as used herein also referring to the closing date of the Alternative Offering). The Offering Period shall terminate at 12:00 noon (New York Time) on October 15, 1998, subject to extension at the sole option of the Placement Agents, for an additional 60 days (the "Termination Date").

                  (b) Contemporaneously with the execution and delivery of this Agreement by a Purchaser and pending the sale of Units at a Closing, such Purchaser will be required to deposit the Purchase Price in escrow with the Escrow Agent (as defined in the Escrow Agreement hereinafter referred to) by wire transfer of immediately available funds for the account of the Escrow Agent to "MeesPierson (Cayman) Limited, Escrow Agent, F/B/O Hybridon, Inc," pursuant to the terms of an escrow agreement in substantially the forms attached hereto as EXHIBIT E (the "Escrow Agreement").

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                  (c) At a Closing, the funds required for the purchase of the
Units by respective Purchasers will be released by the Escrow Agent from the escrow account in accordance with the terms of the Escrow Agreement. The Company will promptly deliver to Purchasers the Notes or Common Stock underlying the Units to be purchased on the date of a Closing as set forth in Article 1 hereof against the receipt by the Company of the Purchase Price from escrow in accordance with the Escrow Agreement. Each Purchaser hereby authorizes the Placement Agent to accept delivery of Notes (or other securities underlying Units) or certificates representing Common Stock on such Purchaser's behalf in Paris, France unless the Purchaser is in attendance at such Closing. The Notes shall be registered in the Purchasers' respective names or the name of the nominee(s) of such Purchasers in denominations of $1,000 and integral multiples thereof pursuant to instructions delivered to the Company not less than two days prior to a Closing. Interest on each Note sold in the Unit Offering shall accrue only from the date of issuance of such Note.

                  (d) Each Closing of the purchase and sale of the Units in the Regulation S Offering will take place at the offices of the Placement Agent at 28, Avenue de Messine, 75008 Paris, France. Any Unit to be sold by the Company under this Agreement must be sold outside of the United States.

                  2.2. EQUITY WARRANTS. Promptly following the Termination Date or at such earlier time as shall be determined by the Placement Agent, each Purchaser shall be entitled to be issued Unit Warrants (as defined below) as follows. All Units sold in the Offering will contain Unit Warrants (as defined below) to purchase up to the number of shares of Common Stock equal to 15% (rounded to the nearest whole share) of the number of shares of Common Stock underlying the Conversion Securities (as defined below) underlying the principal amount of Notes included in the number of Units purchased by such Purchaser in the Offering (or underlying the Conversion Securities sold directly) (such number of shares of Common Stock, the "Common Equivalent Shares"). In addition, Units purchased prior to the date on which the Mandatory Conversion Event (as defined in the Note) occurs will contain Unit Warrants permitting the purchase of up to an additional 5 % of the Common Equivalent Shares (rounded to the nearest whole share). "Unit Warrants" shall mean warrants exercisable for a period of seven years from the Final Closing Date (as defined below) at an initial exercise price equal to the conversion price per share of Common Stock of the Conversion Securities as in effect on the Final Closing Date. The terms of the Unit Warrants shall be as more fully described in the Warrant Agreement between the Company and ChaseMellon Shareholder Services LLC, as Warrant Agent (the "Warrant Agreement"), a form of which is attached hereto as EXHIBIT C.

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Furthermore, in the event that the Mandatory Conversion Event does not occur on or before the Termination Date, each Purchaser shall be entitled to receive additional warrants (the "Additional Warrants") to purchase, at an exercise price of $.001 per share of Common Stock, a number of shares of Common Stock equal to 100% (rounded to the nearest whole share) of the Common Equivalent Shares underlying the Units purchased by such Purchaser in the Offering, which Additional Warrants will be exercisable immediately; provided, however, that if by the Termination Date the Company has received proceeds, net of cash fees, commissions and expenses, of at least $20,000,000 but the Exchange Offer has not been open until the expiration of 20 (or, if required by law, 30) business days (i.e., the minimum period required by Federal law), such Additional Warrants will be exercisable beginning on the first day following the end of such statutory period unless the Mandatory Conversion Event (as defined in the Note) has occurred. After the occurrence of any Mandatory Conversion Event, upon the occurrence of a Reset Event (as defined in the Certificate of Designation), each Purchaser shall be issued additional Unit Warrants to purchase the number of shares of Common Stock equal to 50% of the product of (x) the number of Conversion Securities held of record by such Purchaser at such time, multiplied by (y) the difference between (1) the Conversion Rate (as defined in the Certificate of Designation) immediately following the Reset Event minus (2) the Conversion Rate immediately preceding the Reset Event. The Company shall not be required to issue any fractional shares upon exercise of the Unit Warrants or the Additional Warrants (collectively, the "Equity Warrants") or pay any cash in lieu thereof. Notwithstanding the foregoing, so long as any 9% Notes due 2004 ("9% Notes") of the Company remain outstanding, warrantholders may not exercise Equity Warrants to the extent that such exercise could, in the Company's judgment, either alone or in conjunction with other issuances or holdings of capital stock, other warrants or convertible securities of the Company, result in a Change of Control (as defined in the Indenture referred to in the Note). In the event of the Alternative Offering, in lieu of the foregoing, Purchasers will be entitled to the Alternative Equity Warrants described in Supplement #2.

        3. CONDITIONS TO THE OBLIGATIONS OF PURCHASERS AT A CLOSING. The obligation of Purchasers to purchase and pay for the Units to be purchased by Purchasers at a Closing is subject to the satisfaction on or prior to the relevant Closing Date of the following conditions, which may only be waived by written consent of the Placement Agent.

                  3.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects when made, and shall be true and correct in all material respects at and as of the date of such Closing as if they had been made on and as of such Closing.

                  3.2. PERFORMANCE OF COVENANTS. All of the covenants and agreements of the Company contained in this Agreement and required to be performed on or prior to the relevant

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Closing Date shall have been performed in a manner reasonably satisfactory to the Secured Party.

                  3.3. CLOSING DOCUMENTS. The Company shall have delivered to the Placement Agent the following:

                  (a) a certificate executed by the President or Chief Executive Officer of the Company dated the relevant Closing Date stating that the conditions set forth in Sections 3.1 and 3.2 have been satisfied; and

                  (b) a certificate of the Secretary or Assistant Secretary of the Company, dated the relevant Closing Date, certifying the attached copy of the By-laws of the Company, the authorization of the execution, delivery and performance of this Agreement, and the resolutions authorizing the actions to be taken by the Company under this Agreement.

                  3.4. NEGATIVE PLEDGE. Except in the case of the Alternative Offering, the Company shall have entered into the Negative Pledge Agreement with the Secured Party on behalf of Purchasers, in substantially the form of EXHIBIT D hereto, covering the intellectual property of the Company.

                  3.5. NO LEGAL ORDER PENDING. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                  3.6. NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Units (except as otherwise provided in this Agreement).

                  3.7. [Reserved]

                  3.8. LEGAL OPINION. If requested by the Placement Agent at a Closing, counsel to the Company shall have delivered to the Placement Agent for the benefit of such Placement Agent and the Purchasers at such Closing, a legal opinion concerning legal matters relating to this Agreement and the Term Sheet as the Placement Agent may require.

                  3.9. COMFORT LETTER. If requested by the Placement Agent at a Closing, the Company's auditors, Arthur Andersen LLP, shall have delivered to the Placement Agent for the benefit of the Placement Agent and the Purchasers at such Closing, a comfort letter to such effect as the Placement Agent may require.

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                  3.10. PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at each Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Secured Party, including but not limited to the authorization of the issuance of the Conversion Securities, Equity Warrants, Placement and Advisory Warrants (as defined in
Section 11.11) and the Unit-Underlying Common Stock (as defined in Section
11.24).

        4. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AT A CLOSING. The obligation of the Company to issue and sell Units to Purchasers at a Closing is subject to the satisfaction of the following conditions, each of which may be waived by the Company:

                  4.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in this Agreement shall be true and correct when made, and shall be true and correct at and as of the date of such Closing as if they had been made on and as of such Closing.

                  4.2. NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Notes, if the Closing consists of Note Units and Common Stock, if the Closing consists of Alternative Equity Units (except as otherwise provided in this Agreement).

        5. CREATION OF SECURITY INTEREST.

                  5.1. GRANT OF SECURITY INTEREST.

                  (a) The Company hereby grants and pledges to Amer Tabbah (or his designee) (the "Secured Party"), solely as agent for Purchasers and not in his individual capacity, a continuing security interest in all presently existing and hereafter acquired or arising assets and property of the Company described on EXHIBIT F hereto (the "Collateral") in order to secure prompt payment of the principal sum and interest evidenced by the Notes, and the performance by the Company of each of its obligations under this Agreement and the Notes. Such security interest shall automatically terminate upon the earlier of (i) the payment of principal and interest on the Notes and (ii) such time as the Notes are no longer outstanding (the "Security Interest Termination Date"). Purchasers hereby acknowledge and agree that the security interests granted hereby are subordinate and subject to any prior security interest in the Collateral granted by the Company and are subordinate and subject to any lien granted in the future to secure Senior Indebtedness of the Company. Purchasers and the Secured Party hereby agree not to exercise any of their rights with respect to the Collateral under this Agreement, at law, in equity or otherwise until the holders of Senior Indebtedness have been paid in full.

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                  (b) Purchasers, by their acceptance of the benefits of this
Agreement and the Notes, hereby irrevocably designate the Secured Party to act as Secured Party with respect to this Agreement and as specified in the other Operative Documents. Each Purchaser hereby irrevocably authorizes, and each holder of any Note, by such holder's acceptance of such Note, shall be deemed irrevocably to authorize, the Secured Party to take such action on its behalf under the provisions of this Agreement and the other Operative Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to, or required of, the Secured Party by the terms hereof or thereof and such other powers as are reasonably incidental thereto. Each Purchaser, on behalf of itself and future holders of the Notes issued to such Purchaser, hereby authorizes and directs the Secured Party, from time to time in the Secured Party's discretion to take any action and promptly to execute and deliver on its behalf any document or instrument that the Company may reasonably request to effect, confirm or evidence the provisions of this Article 5, including, without limitation, the occurrence of the Security Interest Termination Date, any subordination agreement, or otherwise. In addition, Purchasers and Secured Party hereby covenant and agree promptly to execute and deliver any such document or instrument in respect of such subordination, and in respect of the occurrence of the Security Interest Termination Date, as the Company may reasonably request.

                  (c) This Section 5 shall be inapplicable in the case of the Alternative Offering.

                  5.2. DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. The Company shall from time to time execute and deliver to Secured Party, at the request of Secured Party, all financing statements and other documents that Secured Party may reasonably request to perfect and continue perfected Secured Party's security interests in the Collateral and in order fully to consummate all of the transactions contemplated under this Agreement, it being understood and agreed by the Purchasers and the Secured Party that the Company need not deliver possession of any Collateral to the Secured Parry, take any action to perfect the security interest granted hereby other than the filing of financing statements under the Uniform Commercial Code or take any other action that would, in its sole judgment, conflict with the terms of or pertaining to any Senior Indebtedness.

         6. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Purchasers hereby severally represent and warrant to the Company as follows (for purposes of the Alternative Offering, "Notes" and "Conversion Securities" shall refer to Common Stock, and "Equity Warrants" shall refer to Alternative Equity Warrants unless the context shall otherwise require):

                  6.1. INVESTMENT INTENT. Each Purchaser recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires substantial

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funds in addition to the proceeds of the Unit Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company, the Units, the Notes, the Equity Warrants, or the shares of Conversion Securities of the Company issued on conversion of, or in lieu of, the Notes or the Unit-Underlying Common Stock, (iii) such Purchaser may not be able to liquidate his investment; (iv) transferability of the Notes, the Equity Warrants, any shares of Conversion Securities of the Company which may be issued upon conversion of, or in lieu of, the Notes and the Unit Underlying Common Stock is extremely limited; (v) in the event of a disposition of the Notes, the Equity Warrants, the Conversion Securities or the Unit-Underlying Common Stock, such Purchaser could sustain the loss of his entire investment and (vi) the Company has not paid any dividends since inception and does not anticipate the payment of dividends on the Common Stock or the Conversion Securities in the foreseeable future. Such risks are more fully set forth in the Term Sheet (as hereinafter defined) furnished by the Company to such Purchaser.

                  6.2. LACK OF LIQUIDITY. Each Purchaser confirms that he or it is able (i) to bear the economic risk of this investment, (ii) to hold the Notes, the Equity Warrants, any shares of Conversion Securities of the Company issued upon conversion of, or in lieu of, the Notes and any shares of Unit-Underlying Common Stock for an indefinite period of time, and (iii) presently to afford a complete loss of his or its investment; and represents that he or it has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect such Purchaser's ability to provide for his or its current needs and possible financial contingencies, and that his or its commitment to all speculative investments is reasonable in relation to his or its net worth and annual income. Furthermore, each Purchaser acknowledges that the Equity Warrants and the Conversion Securities contain certain restrictions on exercise, voting, conversion and certain other rights, as more particularly set forth in the Warrant Agreement and the Certificate of Designation for the Conversion Securities, attached hereto as EXHIBITS C and B, respectively.

                  6.3. KNOWLEDGE AND EXPERIENCE. Each Purchaser hereby acknowledges and represents that such Purchaser has prior investment experience, including investment in securities that are non-listed, unregistered and are not traded on the Nasdaq National or SmallCap Market, nor on the National Association of Securities Dealers, Inc.'s (the "NASD ") automated quotation system, or such Purchaser has employed at its own expense the services of an investment advisor, attorney and/or accountant to request documents from the Company pursuant to Section 6.5 hereof and to read all of the documents furnished or made available by the Company to such Purchaser and to evaluate the investment, tax and legal merits and the consequences and risks of such a transaction on such Purchaser's behalf, that such Purchaser or such professional advisor has such knowledge and experience in financial and business matters and that such Purchaser or such professional advisor is capable of evaluating the merits and risks

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of the prospective investment and, if applicable, satisfies the conditions set out in Rule 501(h) under the Securities Act.

                  6.4. PURCHASER CAPACITY. Each Purchaser hereby represents that such Purchaser either by reason of such Purchaser's business or financial experience, or the business or financial experience of such Purchaser's professional advisors (who are unaffiliated with, and who are not compensated by, the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly), has the capacity to protect such Purchaser's own interests in connection with the transaction contemplated hereby.

                  6.5. TERM SHEET. Each Purchaser hereby acknowledges receipt and careful review of (a) the Confidential Term Sheet of the Company attached hereto as EXHIBIT G-1 and Supplement #1 thereto attached hereto as EXHIBIT G-2 ("Supplement #1") and Supplement #2 thereto attached hereto as EXHIBIT G-3 ("Supplement #2"), as they may be further supplemented and amended, and the attachments and exhibits thereto, all of which constitute an integral part thereof (the "Term Sheet"), and (b) this Agreement and all attachments to it, and hereby represents that such Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company which such Purchaser or its representative has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Unit Offering, securities underlying the Units, the Conversion Securities and the Unit-Underlying Common Stock and the affairs of the Company and has received any additional information which such Purchaser or its representative has requested.

                  6.6. RELIANCE ON INFORMATION. Each Purchaser has relied solely upon the information provided by the Company in the Term Sheet and in this Agreement in making the decision to invest in the Units. To the extent necessary, each Purchaser has retained, at the sole expense of such Purchaser, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Units, the Notes, the Equity Warrants, the conversion of the Notes into, or the purchase of, the Conversion Securities and the conversion into or exercise for Unit-Underlying Common Stock hereunder. Each Purchaser acknowledges and agrees that (i) the Company has prepared the Term Sheet and that no other Person, including, without limitation, any of the Placement Agents, has supplied any information for inclusion in the Term Sheet other than information furnished in writing to the Company by the Placement Agents specifically for inclusion in the Term Sheet relating to such respective placement agent, (ii) the Placement Agents have no responsibility for the accuracy or completeness of the Term Sheet and (iii) such Purchaser has not relied upon the independent investigation or verification, if any, which may have been undertaken by the Placement Agents.

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                  6.7. NO SOLICITATION. Each Purchaser represents that (i) such
Purchaser was contacted regarding the sale of the Units by the Placement Agent (or an authorized agent or representative thereof) with whom such Purchaser had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to such Purchaser by means of any form of general solicitation or general advertising, and in connection therewith no Purchaser (A) received or reviewed any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attended any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

                  6.8. REGISTRATION. Each Purchaser hereby acknowledges that the Unit Offering has not been reviewed by the Securities and Exchange Commission or any state regulatory authority, since the Unit Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation S. No Purchaser shall sell or otherwise transfer the Units, the Notes, the Conversion Securities, the Equity Warrants or any Unit Underlying Common Stock unless such securities are registered under the Securities Act or unless an exemption from such registration is available.

                  6.9. PURCHASE FOR OWN ACCOUNT. Each Purchaser understands that neither the Units nor the Notes nor the Equity Warrants nor any shares of Conversion Securities issued or issuable upon conversion of, or in lieu of, the Notes nor any shares of Unit-Underlying Common Stock have been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon such Purchaser's investment intention. In this connection, each Purchaser hereby represents that such Purchaser is purchasing Units for such Purchaser's own account for investment and not with a view toward the resale or distribution to others or for resale in connection with, any distribution or public offering (within the meaning of the Securities Act), nor with any present intention of distributing or selling the same and such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof. No Purchaser, if an entity, was formed for the purpose of purchasing the Units.

                  6.10. HOLDING PERIOD. Each Purchaser understands that there is no public market for the Notes, the Equity Warrants or any shares of the Conversion Securities issued upon conversion of the Notes and that no market is expected to develop for any such Notes, such Equity Warrants or such shares. Each Purchaser understands that even if a public market develops for such Notes, such Equity Warrants or such shares, reliance upon Rule 144 under the Securities Act for resales requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. Each Purchaser understands and hereby acknowledges that the Company is under no obligation to register any of the Notes, any

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Equity Warrants or any shares of the Conversion Securities under the
Securities Act or any applicable non-United States, state securities or "blue sky" laws (but will be required to register the Common Stock included in the Alternative Equity Units). Each Purchaser shall hold the Company and its directors, officers, employees, controlling persons and agents (including the Placement Agents and their respective officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from, and shall indemnify them against, all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by such Purchaser contained in this Agreement (including in Article 14 hereof), (ii) any sale or distribution by such Purchaser in violation of the Securities Act or any applicable non-United States, state securities or "blue sky" laws or (iii) any untrue statement made by such Purchaser.

                  6.11. LEGENDS. Each Purchaser consents to the placement of the legend set forth below on any certificate or other document evidencing the
Notes:

         "THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A UNIT PURCHASE AGREEMENT, A COPY OF WHICH IS AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS."

Each Purchaser further consents to the placement of one or more restrictive legends on the shares of Conversion Securities, the Equity Warrants, Common Stock and the Unit-Underlying Common Stock as required by applicable securities laws. Each Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Notes, Equity Warrants, Conversion Securities and Unit-Underlying Common Stock.

                  6.12. FINANCIAL REVIEW. Each Purchaser understands that the Company will review this Agreement and is hereby given authority by each Purchaser to call such Purchaser's bank or place of employment or otherwise review the financial standing of such Purchaser; and it is further agreed that the Company (with the consent of the Placement Agent) and the Placement

Agent, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of such Purchaser, to reject or limit any purchase, and to close the Unit Offering to such Purchaser at any time.

                  6.13. RESIDENCE OF PURCHASER. Each Purchaser hereby represents that the address of such Purchaser furnished by such Purchaser on the signature page hereof is such Purchaser's principal residence if such Purchaser is an individual or its principal business address if it is a corporation or other entity.

                  6.14. POWER AND AUTHORITY. Each Purchaser represents that such Purchaser has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units, the Equity Warrants, the Notes, the shares of Conversion Securities issuable upon conversion of, or in lieu of, the Notes and any shares of Unit Underlying Common Stock. This Agreement constitutes the legal, valid and binding obligation of each Purchaser, enforceable against such Purchaser in accordance with its terms.

                  6.15. PLANS. If a Purchaser is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account or other entity, then subject to the terms contained in this Agreement
(a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so, and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  6.16. NASD. Each Purchaser acknowledges that if he or she is a registered representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 14.3 below.

                  6.17. SECURITIES LAWS. Each Purchaser acknowledges that at such time, if ever, as the Notes, the Equity Warrants, Conversion Securities, the Common Stock or Unit Underlying Common Stock are registered, sales of the Notes, the Equity Warrants the Conversion Securities and Unit-Underlying Common Stock will be subject to applicable nonUnited States and state securities laws, including those of the State of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

                  6.18. BROKERS. Each Purchaser represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Purchaser hereunder.

                  6.19. PLACEMENT AGENT. Each Purchaser acknowledges that (a) the Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (b) the Company shall pay the Placement Agents certain advisory and restructuring fees and a commission and reimburse the Placement Agents' expenses in accordance with their respective placement agency agreements, and the Company shall indemnify and hold harmless such Purchaser from and against all fees, commissions or other payments owing by the Company to the Placement Agents or any other person or firm acting on behalf of the Company hereunder and (c) registered representatives of the Placement Agents and/or their respective designees (including, without limitation, registered representatives of the Placement Agents and/or their respective designees who participate in the Unit Offering or in the issuance of shares of the Conversion Securities upon conversion of the Notes) will be paid a portion of the commissions paid to the relevant placement agent including a portion of the Placement and Advisory Warrants (as defined in Section 11.11 hereof).

                  6.20. BENEFICIAL OWNER. Each Purchaser, whose name appears on the signature line below, will be the beneficial owner of the Units that such Purchaser acquires.

                  6.21. ACCREDITED INVESTOR. Each Purchaser represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D.

                  6.22. RELIANCE ON REPRESENTATION AND WARRANTIES. Each Purchaser understands that the Units are being offered and sold to the undersigned in reliance on speck exemptions from the registration requirements of United States Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Notes, the Equity Warrants, the Conversion Securities, the Common Stock and the Unit-Underlying Common Stock.

                  6.23. LOCK-UP PERIOD. Subject to the proviso below, and to
Section 7.1(c), from the date hereof and continuing for a period (the "Lock-Up Period") of nine (9) months from the effective date of the Registration Statement (as defined in Section 12.2 hereof) (the "Effective Date"), each Purchaser shall not, without the prior written consent of the Placement Agent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, 75% of the Registrable

Securities (as defined in Section 12.1) purchased or acquired by each Purchaser, provided, however, that, following each three month period after the Effective Date, an amount of Registrable Securities equal to 25% of the number of Registrable Securities purchased or acquired by each Purchaser shall become exempt from the lock-up provisions contained in this sentence. For the sake of clarity, subject to Section 7.1(c), 25 % of the Registrable Securities will not be subject to any lock-up. All percentages referred to above apply separately to the Common Stock included in, and Common Stock underlying the warrants included in, the Alternative Equity Units. In addition, each Purchaser agrees that during the period from the date that such Purchaser was first contacted with respect to the potential purchase of Transfer Restricted Securities through the last date upon which such Purchaser holds any Transfer Restricted Securities (as defined in Section 12.1) or Registrable Securities, such Purchaser shall not, directly or indirectly, through related parties, affiliates or otherwise, (i) sell "short" or "short against the box" (as those terms are generally understood) any security of the Company or (ii) otherwise engage in any transaction, except for any transaction contemplated by this Agreement, that involves hedging of such Purchaser's position in any security of the Company.

                  6.24. CONVERSION SECURITIES CERTIFICATES. Each Purchaser consents to the placement of a statement on the face or back of any certificates representing Conversion Securities, in substantially the following form:

         "Hybridon, Inc. (the "Corporation") will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights."

         7.       ADDITIONAL REPRESENTATIONS AND WARRANTIES RELATING TO
REGULATION S.

                  7.1. Each Purchaser hereby additionally represents and warrants to the Company as follows:

                  (a) such Purchaser is not a U.S. Person or a Person. in the United States, is purchasing the Units for such Purchaser's own account and is not acquiring the securities comprising, or the securities underlying, the Units (collectively, the "Securities") for the account or benefit of any U.S. Person;

                  (b) such Purchaser understands and acknowledges that (i) none of the Securities have been registered under the Securities Act and that the Securities may not be offered or sold in the United States or to, or for the account or benefit of, any 'U.S. Person unless the Securities are registered under the Securities Act or such offer or sale is made pursuant to an exemption from the registration requirements of the Securities Act, (ii) the Units are being distributed pursuant to the terms of Regulation S, which permits securities to be sold to Persons outside the United States or to Persons that are not U.S. Persons in an "offshore transaction" (as defined in the Securities Act Rule 902(i)), subject to certain terms and conditions and (iii) hedging transactions involving the Securities may not be conducted unless in compliance with the Securities Act;

                  (c) such Purchaser acknowledges that for a period of one year following the Final Closing Date (the "Restricted Period"), such Purchaser shall not (i) engage in any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities or (ii) unless such Securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available, offer, sell or transfer any of the Securities in the United States or to, or for the account or benefit of, a U.S. Person. Such Purchaser understands that the Securities and any interest therein are only transferable on the books and records of the transfer agent and registrar of the Company. Such Purchaser further understands that such transfer agent and registrar will not register any transfer of the Securities which the Company believes may violate the restrictions set forth in this paragraph (c), and that the Company may place stop transfer orders with its transfer agent with respect to certificates representing Securities. The Company may require a certification satisfactory to it as a condition to such registration and transfer;

                  (d) the Purchaser did not receive any offer to purchase Units in the United States, no directed selling efforts were made to such Purchaser in the United States in contravention of the requirements of Regulation S and, at the time of both the offer and sale of the Units to such Purchaser, such Purchaser was outside the United States;

                  (e) to the best knowledge of the Purchaser, each distributor (as the term is defined in Regulation S) participating in the Regulation S Offering, if any, has agreed that all offers and sales of the Units prior to the expiration of a period of one year commencing on the Final Closing Date shall only be made in compliance with the safe harbor provisions contained in Regulation S and the Restricted Period, or pursuant to registration of the Securities under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act;

                  (f) such Purchaser agrees that for a two year period following the Final Closing Date (the "Legend Period") the Notes shall bear the legend set forth below and the Conversion Securities, Equity Warrants, Alternative Equity Warrants, Common Stock and Unit Underlying Common Stock shall bear a similar legend:

         "THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A UNIT PURCHASE AGREEMENT, A COPY OF WHICH IS AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY

         APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

         THIS NOTE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE PURCHASE AGREEMENT), AND NO TRANSFER OR EXCHANGE OF THIS NOTE MAY BE MADE UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE REQUIRED CERTIFICATION RELATING TO SUCH INTEREST HAS BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE PURCHASE AGREEMENT. HEDGING TRANSACTIONS INVOLVING THE NOTES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.";

                  (g) each Purchaser requesting removal of any legend shall provide to the Company a written representation that, during the Restricted Period, neither Units nor Securities were sold or arranged to be sold in the United States or to a U.S. Person and that neither the Units nor any Securities will be used to cover a short sale or other borrowing of any securities of the Company in the United States made during the Restricted Period;

                  (h) such Purchaser is not purchasing the Units nor any Securities as part of any plan or scheme to evade the registration requirements of the Securities Act; and

                  (i) such Purchaser understands that, when exercising an Alternative Equity Warrant or Equity Warrant, the Purchaser will be required to give (a) written certification that it is not a U.S. Person and the Alternative Equity Warrant or Equity Warrant is not being exercised on behalf of a U.S. Person, or (b) a written opinion of counsel to the effect that the Alternative Equity Warrant or Equity Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.

                  7.2. FOREIGN STATUS. The Purchaser hereby represents that (a) such Purchaser (1) is not a citizen or resident of the United States, a corporation or partnership organized under the laws of the United States or any state thereof or a trust or estate whose income is includable in gross income for United States Federal income tax purposes regardless of its source and (2) has accurately completed the Form W-8 attached hereto as EXHIBIT H, or (b) such Purchaser will promptly provide the Company with an accurately completed Form W-9 or substitute Form W-9 providing such Purchaser's U.S. taxpayer identification number. The Purchaser hereby consents to the withholding from payments otherwise due and payable by the Company of amounts required to be withheld under applicable tax law.

         8. REPRESENTATION. Warranties and Covenants of the Company. Except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT I, the Company hereby represents, warrants and covenants to each Purchaser that:

                  8.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to conduct its business as described in the Term Sheet. The Company is duly qualified to do business as a foreign corporation and is in good standing in Massachusetts and in each jurisdiction in which the nature of the business conducted, or as proposed to be conducted in the Term Sheet, by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, operations or financial condition of the Company.

                  8.2. CAPITALIZATION AND VOTING RIGHTS. The authorized, issued and outstanding capital stock of the Company, as of the date of the Term Sheet, is as set forth in the Term Sheet under the heading "Equity Capitalization and Indebtedness"; all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in the Term Sheet, as of the date of the Term Sheet, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Term Sheet, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Transfer Restricted Securities (as defined in Section 12.1) pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

                  8.3. AUTHORIZATION, ENFORCEABILITY. The Company has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the execution, delivery and performance of this Agreement by the Company, the sale, issuance and delivery of the Units contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Conversion Securities and Registrable Securities, as contemplated by this Agreement, such securities will be duly and validly authorized and issued, fully paid and nonassessable. The issuance and sale of the securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

                  8.4. NO CONFLICT; GOVERNMENTAL CONSENTS.

                  (a) The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-laws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a material default under, any material lease, loan agreement, mortgage, security agreement, note, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject nor result in the creation or imposition of any lien upon any of the properties or assets of the Company other than in favor of the Secured Party.

                  (b) No consent, approval, authorization or other order of any governmental authority or other third-party under any material agreement to which the Company is a party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issuance and sale of the Units, except such as have already been obtained, and such filings as may be required to be made with the Securities and Exchange Commission and with any state or foreign "blue sky" or securities regulatory authority.

                  8.5. GOVERNMENTAL AUTHORIZATIONS. Except as set forth in the Term Sheet, the Company has, on the date hereof and on the relevant Closing Date, all material licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

                  8.6. LITIGATION. Except as set forth in the Term Sheet, on the date hereof and on the relevant Closing Date, the Company knows of no pending or, to the knowledge of the Company, threatened legal or governmental proceedings against the Company which could materially adversely affect the business, financial condition or operations of the Company (other than proceedings with respect to overdue trade payables not exceeding $8 million, which payables were incurred in the ordinary course of business).

                  8.7. ACCURACY OF REPORTS. All reports required to be filed by the Company since and including the most recent filing of the Company's Annual Report on Form 10-K, to and including the relevant Closing Date, have been duly filed with the Securities and Exchange Commission, complied at the time of filing in all material respects with the requirements of their respective forms and were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  8.8. INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

                  8.9. PAYMENT OF NOTES. The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and this Agreement. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on
(i) overdue principal of the Notes at the rate borne by the Notes and (ii) overdue installments of interest at the same rate.

                  8.10. STAY, EXTENSION AND USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereinafter in force, which may affect the covenants or the performance of the transactions contemplated by this Agreement; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law.

                  8.11. INSURANCE. The Company will at all times if and so long as Notes are outstanding maintain valid policies of worker's compensation and such other insurance with respect to its properties and business of the kinds and in amounts not less than is customarily maintained by corporations engaged in the same or similar business and similarly situated.

                  8.12. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. The Company will at all times, so long as Notes are outstanding, cause to be done all things necessary to maintain, preserve and renew its existence and will preserve and keep in force and effect, all licenses, permits and authorizations necessary to the conduct of its business, the loss of which would have a material adverse effect on the business and operations of the Company. The Company will also maintain and keep its properties in good repair, working order and condition, ordinary wear and tear excepted, if and so long as Notes are outstanding.

                  8.13. TAXES AND LIENS. If and so long as Notes are outstanding, the Company will duly pay and discharge when payable, all taxes, assessments and governmental charges imposed upon or against the Company or its properties, or any part thereof or upon the income or profits therefrom, in each case before the same become delinquent and before penalties accrue thereon, as well as all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company has set aside on its books adequate reserves with respect thereto.

                  8.14. MERGER; SALE OF ASSETS. If and so long as Notes are outstanding, the Company shall not consolidate with or merge into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person in a single transaction or series of related transactions, without the consent of the Secured Party, unless:

                  (a) the Company is the continuing corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition of assets shall have been made, is organized and existing under the laws of the United States, any state thereof or the District of Columbia and such Person (if other than the Company) expressly assumes by supplemental agreement executed and delivered to the Secured Party, all the obligations of the Company under the Notes and, in respect of the Notes, this Agreement;

                  (b) immediately before and immediately after giving effect to the transaction no Event of Default (as such term is defined in the Notes), and no event which, after notice or lapse of time, or both, would become an Event of Default (a "Default"), shall have occurred and be continuing; and

                  (c) immediately after giving effect to such transaction, the Notes and this Agreement (as supplemented by any such supplemental agreement) will be valid and enforceable obligations of the Company or such successor.

                  8.15. TERM SHEET DISCLOSURE. No information set forth in the Term Sheet contains, as of the date hereof or the relevant Closing Date, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  8.16. RESERVATION OF SHARES; TRANSFER TAXES, ETC. The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Conversion Securities, solely for the purpose of effecting the conversion of the Notes and the exercise of the Placement and Advisory Warrants, such number of shares of its Conversion Securities free of preemptive rights as shall be sufficient to effect the conversion of all Notes from time to time outstanding and the exercise of all Placement and Advisory Warrants from time to time outstanding. The Company shall use its best efforts from time to time, in accordance with the laws of the State of Delaware to increase the authorized number of shares of Conversion Securities if at any time the number of shares of authorized, unissued and unreserved shares of Conversion Securities shall not be sufficient to permit the conversion of all the then-outstanding Notes and the exercise of all the then-outstanding Placement and Advisory Warrants. The Company shall not issue any Conversion Securities other than to effect the conversion of the Notes or accrued interest thereon, Conversion Securities sold in lieu of Notes in the Offering and Conversion Securities issuable upon exercise of Placement and Advisory Warrants.

         The Company shall pay any and all issue or other taxes (but in no event income taxes) that may be payable in respect of any issue or delivery of shares of Conversion Securities on conversion of the Notes or the exercise of the Placement and Advisory Warrants. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Conversion Securities (or other securities or assets) in a name other than that in which the Notes so converted, or the Placement and Advisory Warrants so exercised, were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

                  8.17. LISTING. If the Company's Common Stock becomes traded on the Nasdaq National Market (the "Nasdaq"), the Company shall take such action as is necessary in accordance with the rules of the Nasdaq to enable the Registrable Securities (as defined in Section 12.1) to trade on the Nasdaq.

                  8.18. PROPRIETARY RIGHTS. Except as has been or will be reflected in the Term Sheet prior to the relevant Closing, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, trade names, corporate names, copyrights, trade secrets, processes, mask works, licenses, inventions, formulations, technology and know-how and other intangible property used or proposed to be used in the conduct of its business as described in, or contemplated by, the Term Sheet (the "Proprietary Rights"). Except as has been or will be reflected in the Term Sheet prior to the relevant Closing, the Company or the entities from whom the Company has acquired rights has taken all necessary action to protect all of the Company's Proprietary Rights. Except as set forth in the Term Sheet, as of the relevant Closing: the Company has not received any notice of, and there are not any facts known to the Company that indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights; the Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties, and, to the best of the Company's knowledge, neither the Company nor any of its employees has infringed, misappropriated or otherwise violated any Proprietary Rights of any third parties; and, to the best of the Company's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party by the Company has occurred or will occur with respect to any products currently being sold by the Company or with respect to any products currently under development by the Company or with respect to the conduct of the Company's business as currently contemplated. Except as described in the Term Sheet, as of the relevant Closing, the Company is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, which would interfere with the use of the employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as currently conducted or as proposed to be conducted. To the best of the Company's knowledge, as of the relevant Closing, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, as currently conducted or as proposed to be conducted, will conflict with, or result in, a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. In addition, as of each Closing, all employees are required to assign intellectual property rights to the Company.

         9.       SUBORDINATION.

                  9.1. AGREEMENT TO SUBORDINATE. The Company covenants and agrees, and each Purchaser and any subsequent holder of a Note (each, a "Holder"), by such Holder's acceptance of a Note, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 9, the indebtedness represented by the Notes and the payment of the principal of and interest on each and all of the Notes and the security interest given as security for the Notes are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         No provision of this Article 9 shall prevent the occurrence of any default or event of default hereunder.

                  9.2. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or with respect to all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders are entitled to receive any payment on account of principal of, or interest on, the Notes, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable with respect to the Notes in any such case, proceeding, liquidation, dissolution or other winding up or event.

         In the event that, notwithstanding the foregoing provisions of this
Section 9.2, any Holder shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be held in trust by such recipient and shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application in the form received to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Section
8.14 shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section 9.2 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Section 8.14.

                  9.3. PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON ACCELERATION OF NOTES. In the event that any Notes are declared due and payable before their stated maturity, then in such event the holders of Senior Indebtedness outstanding at the time such Notes so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or with respect to such Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders are entitled to receive any payment by the Company on account of the principal of or interest on the Notes or on account of the purchase or other acquisition of Notes. The Holders shall provide notice to the holders of the Senior Indebtedness of the occurrence of any default or Event of Default under the Notes at the time that such notice is provided to the Company.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to any Holder prohibited by the foregoing provision of this
Section 9.3, then and in such event such payment shall be held in trust by such recipient and shall be paid over and delivered forthwith to the Company in the form received.

         The provisions of this Section 9.3 shall not apply to any payment with respect to which Section 9.2 would be applicable.

                  9.4. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

                  (a) In the event and during the continuation of any default in the payment of principal of or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing (or would arise by reason of a payment required hereunder by the Company with respect to the principal of or interest on the Notes) permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist or the Company shall have received written notice from an authorized representative of the Senior Indebtedness with respect to which such event of default relates approving payment on the Notes, then no payment shall be made by the Company with respect to the principal of or interest on the Notes or to acquire any of the Notes; provided that no such default will prevent any payment on, or with respect to, the Notes for more than 120 days after written notice of such default or Event of Default has been given to the Secured Party unless the maturity of such Senior Indebtedness has been accelerated. Not more than one such 120 day delay may be made in any consecutive 360 day period with respect to a covenant default, irrespective of the number of defaults with respect to Senior Indebtedness during such period.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to any Holder prohibited by the foregoing provision of this
Section 9.4, then and in such event such payment shall be held in trust by such recipient and shall be paid over and delivered forthwith to the Company in the form received.

         The provisions of this Section 9.4 shall not apply to any payment with respect to which Section 9.2 would be applicable.

                  9.5. PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Article 9 or elsewhere in this Agreement or in any of the Notes shall prevent the Company, at any time except when any of the conditions described in
Section 9.2, 9.3 or 9.4 exist, from making payments at any time of principal of or interest on the Notes.

                  9.6. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to the payment in full of all Senior Indebtedness, Holders shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 9 (equally and ratably with the holders of all indebtedness of the Company which is not Senior Indebtedness and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which Holders would be entitled except for the provisions of this Article 9, and no payments over pursuant to the provisions of this Article 9 to the holders of Senior Indebtedness by Holders, shall, as among the Company, its creditors other than holders of Senior Indebtedness and Holders be deemed to be a payment or distribution by the Company to or on account of Senior Indebtedness.

                  9.7. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article 9 are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article 9 or elsewhere in this Agreement or in the Notes is intended to or shall: (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the obligation of the Company, its creditors other than holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article 9 of the holders of Senior indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Secured Party or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article 9 of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Secured Party or such Holder.

                  9.8. SECURED PARTY TO EFFECTUATE SUBORDINATION. Each Holder of a Note by acceptance thereof authorizes and directs the Secured Party on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 9 and appoints the Secured Party as such Holder's attorney-in-fact for any and all such purposes.

                  9.9. NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act by the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with. Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to Holders, without incurring responsibility to Holders and without impairing or releasing the subordination provided in this Article 9 or the obligations hereunder of Holders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                  9.10. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article 9, the Secured Party and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Secured Party or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.

                  9.11. CERTAIN CONVERSIONS DEEMED PAYMENT. For the purposes of this Article 9 only, (a) the issuance and delivery of Junior Securities upon conversion of Notes in accordance with Section 3 of the Notes or in lieu of cash interest in accordance with Section 1 of the Notes shall not be deemed to constitute a payment or distribution on account of the principal, of or interest on Notes or on account of the purchase or other acquisition of Notes and (b) the payment, issuance or delivery of cash, property or securities (other than Junior Securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such

Note. Nothing contained in this Article 9 or elsewhere in this Agreement or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the right, which is absolute and unconditional, of a Holder to convert any Note in accordance with
Section 3 of the Notes.

                  9.12. ALTERNATIVE OFFERING. This Article 9 shall be inapplicable in the case of the Alternative Offering.

         10.      SECURED PARTY'S RIGHTS AND REMEDIES

                  10.1. RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default (as defined in the Note), the Secured Party may, in addition to the remedies pursuant to Section 6 of the Notes, at its election, without notice of its election and without demand, take any action permitted by law and not in contravention or inconsistent with Article 9. This
Section 10.1 shall be inapplicable in the case of the Alternative Offering.

         11. CERTAIN DEFINITIONS. For the purposes of this Agreement the following terms have the respective meanings set forth below:

                  11.1. "BUSINESS DAY" means a Monday through Friday on which banks are generally open for business in New York, Massachusetts and California. in Section 1.1.

                  11.2. "CERTIFICATE OF DESIGNATION" shall have the meaning ascribed to such term

                  11.3. "COMMON STOCK" means the Company's common stock.

Section 1.1.

                  11.4. "CONVERSION SECURITIES" shall have the meaning ascribed to such term in

                  11.5. "EXCHANGE OFFER" means the Company's offer to the holders of its 9 Convertible Subordinated Notes due 2004 to exchange such notes and all accrued interest thereon for preferred stock and warrants of the Company.

                  11.6. "JUNIOR SECURITIES" means (a) shares of any and all classes of capital stock of the Company and (b) securities of the Company which are subordinated in right of payment to Senior Indebtedness at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in Article 9.

                  11.7. "LIEN" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                  11.8. [Reserved]

                  11.9. "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                  11.10. "PLACEMENT AGENT" shall have the meaning ascribed to such term in Section 1.3 and "Placement Agents" shall mean the placement agents for the Regulation D Offering and the Regulation S Offering, referred to in Sections 1.2 and 1.3, respectively.

                  11.11. "PLACEMENT AND ADVISORY WARRANTS" shall mean the placement and advisory warrants to be granted to the Placement Agents and/or their respective designees pursuant to separate placement agency agreements and financial advisory agreements between the Company and the Placement Agents.

                  11.12. "REGULATION D" means Regulation D promulgated under the Securities Act.

                  11.13. "REGULATION D OFFERING" shall have the meaning ascribed to such term in

                  11.14. "REGULATION S" means Regulation S promulgated under the Securities Act.

                  11.15. "REGULATION S OFFERING" shall have the meaning ascribed to such term in Section 1.3.

                  11.16. "SECURED PARTY" shall have the meaning ascribed to such term in Section 5.1.

                  11.17. "SECURITIES ACT" means, as of any given time, the Securities Act of 1933, as amended, or any similar federal law then in force.

                  11.18. "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

                  11.19. "SENIOR INDEBTEDNESS" means the principal of (and premium, if any) and accrued interest on (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) (a) obligations of the Company under the Loan and Security Agreement, dated December 31, 1996, between Silicon Valley Bank and the Company, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, replaced, restated, supplemented, refunded or refinanced from time to time (provided that the principal amount does not exceed $7,500,000 and the maturity date is not advanced), (b) obligations of the Company, whether outstanding on the date of this Agreement or hereafter created, incurred or assumed, as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction to which the Company is a party, (c) all reimbursement obligations and other liabilities (contingent or otherwise) with respect to letters of credit, bank guarantees or bankers' acceptances, and (d) any amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation under clauses (a) (provided that the principal amount does not exceed $7,500,000 and the maturity date is not advanced), (b) or (c), above.

                  11.20. "SUBSIDIARY" means any person, corporation, firm or entity at least the majority of the equity securities (or equivalent interest) of which are, at the time as of which any determination is being made, owned of record or beneficially by the Company, directly or indirectly, through any Subsidiary or otherwise.

                  11.21. "TERM SHEET" shall have the meaning ascribed to such term in Section 6.5.

                  11.22. "TRADING DAY" means (i) if the applicable security is listed or admitted for trading on a national security exchange, a day on which such exchange is open for business, (ii) if the applicable security is quoted on the Nasdaq Stock Market, a day on which trades may be made thereon or (iii) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

                  11.23. "UNIT OFFERING", "OFFERING" and "UNITS" shall have the meaning ascribed to such terms in the first paragraph of this Agreement.

                  11.24. "UNIT-UNDERLYING COMMON STOCK" shall mean the Common Stock issuable upon conversion of any Conversion Securities, issuable upon conversion of, or in lieu of, Notes or upon exercise of any Equity Warrants or Alternative Equity Warrants, in each case including any such Conversion Securities or Equity Warrants issuable upon exercise of any Placement and Advisory Warrants or upon conversion of Notes issuable upon exercise of any Placement and Advisory Warrants.

                  11.25. (1) "U.S. PERSON" means:

                   (i)  Any natural person resident in the United States;

                  (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                 (iii) Any estate of which any executor or administrator is a U.S. Person;

                  (iv)  Any trust of which any trustee is a U.S. Person;

                   (v) Any agency or branch of a foreign entity located in the United States.

                  (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                 (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501 (a) of the Securities Act) who are not natural persons, estates or trusts.

                  (2) Notwithstanding clause (1) of this Section 11.25, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. Person."

                  (3) Notwithstanding clause (1) of this Section 11.25, any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. Person if.

                  (i) An executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

                 (ii)  The estate is governed by foreign law.

                  (4) Notwithstanding clause (1) of this Section 11.25, any trust of which any professional fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.

                  (5) Notwithstanding clause (1) of this Section 11.25, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.

                  (6) Notwithstanding clause (1) of this Section 11.25, any agency or branch of a U.S. Person located outside the United States shall not be deemed a "U.S. Person" if:

                  (i) The agency or branch operates for valid business reasons; and

                 (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                  (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. Persons."

                  11.26. "UNITED STATES" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

        12. REGISTRATION RIGHTS.

                  12.1. As used in this Article 12, the following terms shall have the following meanings:

                  (a) "AFFILIATE" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by, or under direct or indirect common control with, such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                  (b) "BUSINESS DAY" shall mean a day Monday through Friday on which banks are generally open for business in New York.

                  (c) "HOLDERS" shall mean the Purchasers and any person holding Registrable Securities or any person to whom the rights under Article 12 have been transferred in accordance with Section 12.10 hereof.

                  (d) "PERSON" shall mean any person, individual, corporation, limited liability company, partnership, trust or other non-governmental entity or any governmental agency, court, authority or other body.

                  (e) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (f) "REGISTRABLE SECURITIES" shall mean (i) the Common Stock included in the Alternative Equity Units and the shares of Unit-Underlying Common Stock and (ii) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Transfer Restricted Securities (as defined below); provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they
(A) have not been disposed of pursuant to a registration statement declared effective by the Securities and Exchange Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) are held by a Holder or a permitted transferee pursuant to Section 12.10 or (D) are not freely tradeable under applicable federal securities laws.

                  (g) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 12.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the fees of legal counsel for any Holder).

                  (h) "REGISTRATION STATEMENT" shall have the meaning ascribed to such term in Section 12.2.

                  (i) "REGISTRATION PERIOD" shall have the meaning ascribed to such term in Section 12.4.

                  (j) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

                  (k) "TRANSFER RESTRICTED SECURITIES" means each Equity Warrant, Alternative Equity Warrant, each Note, each share of Conversion Securities or Common Stock, each share of Common Stock included in the Alternative Equity Units and, if such warrants have been exercised or such Conversion Securities have been converted, the Registrable Securities, until the earlier of (a) the date on which such security, as applicable, has been effectively registered under the Securities Act and disposed of pursuant to, and in accordance with, an effective Registration Statement, (b) the date on which such security, as applicable, is distributed to the public pursuant to Rule 144 or any other applicable exemption under the Securities Act without additional restriction upon public resale or (c) at such time as such security, as applicable, may be sold by a Holder under Rule 144(k).

                  12.2. The Company shall use its best efforts to file a "shelf" registration statement on the appropriate form (the "Registration Statement") with the Securities and Exchange Commission, by the earlier of (i) the expiration of sixty (60) days after the Final Closing Date and (ii) the date of the filing of any registration statement with the Securities and Exchange Commission in connection with the securities issued in the Exchange Offer, and shall use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as soon as practicable thereafter. Notwithstanding the foregoing, the Company shall not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities. 12.3. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 12.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered; provided that if a Holder uses its own legal counsel in addition to one counsel for all of the Holders of securities registered on behalf of the Holders, such Holder shall bear the cost of such counsel.

                  12.4. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense the Company shall:

                  (a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the "Registration

Period. "Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144(k) under the Securities Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder; and

                  (b)      advise the Holders:

                  (i) when the Registration Statement or any amendment thereto has been filed with the Securities and Exchange Commission and when the Registration Statement or any posteffective amendment thereto has become effective;

                  (ii) of any request by the Securities and Exchange Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

                  (vi) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

                  (vii) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the Securities and Exchange Commission;

                  (viii) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters;

                    (ix) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form); and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

                     (x) prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

                    (xi) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such Registration Statement;

                   (xii)   upon the occurrence of any event contemplated by
                           Section 12.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (xiii) use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  12.5. DELAY PERIODS, SUSPENSION OF SALES. Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section
12.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

                  12.6. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 12.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                  12.7. (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Subsection 12.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company shall not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act or in the prospectus subject to completion and term sheet under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing. is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

                  (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Subsection 12.7(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                  (c) Each party entitled to indemnification under this Section
12.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An

Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) If the indemnification provided for in this Section 12.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  12.8. (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 12.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 12.

                  (c) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and
(ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder fast offers to sell any such Registrable Securities.

                  (d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Article 12 are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

                  (e) Each Holder shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement, which would constitute a violation of Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any other applicable rule, regulation or law.

                  (f) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

                  12.9. With a view to making available to the Holders the benefits of certain rules and regulations of the Securities and Exchange Commission which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

                  (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

                  (b) to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                  (c) so long as a Holder owns any unregistered Registrable Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the

Company as such Holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a Holder to sell any such securities without registration.

                  12.10. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 12.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such transfer involves not less than the lesser of all or 5,000 shares of such Holder's Registrable Securities, (iii) such Holder gives prior written notice to the Company; and (iv) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 12.10, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

                  12.11. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article 12 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing. Notwithstanding the foregoing or Section 13.1, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Common Stock being sold pursuant to the Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the shares of Common Stock included among such shares being sold.

         13.      MISCELLANEOUS.


                  13.1. AMENDMENTS AND WAIVERS. (a) This Agreement and all exhibits and schedules hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the Company and either by the holders of at least fifty percent (50%) or more in principal amount of outstanding Notes (or, in the case of the Alternative Offering, of the Common Stock included in the Alternative Equity Units sold in such offering) or by the Secured Party, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the holders of at least fifty percent (50%) in principal amount of outstanding Notes (or, in the case of the Alternative Offering, of the Common Stock included in the Alternative Equity Units sold in such offering) or of the Secured Party; provided. however, that the holders of at least 50% in principal amount of Notes sold at any particular Closing (or of at least 50 of the voting power of any securities underlying such Notes or of the shares of Common Stock included in the Alternative Equity Units sold) may amend this Agreement or consent to or waive any covenant, agreement, warranty or representation on behalf of all Purchasers at such Closing that do not adversely affect the securities sold to Purchasers at any other Closing or such other Purchasers. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement. To secure a consent of the Holders under this Section 13.1, it shall not be necessary for the holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  (b) Until an amendment or waiver becomes effective, a consent to it by a holder of a Note or other security is a continuing consent by such holder and every subsequent holder of a security or portion of a security that evidences the same debt or other security as such consenting holder's security, even if notation of the consent is not made on any security. However, prior to becoming effective, any such holder or subsequent holder may revoke the consent as to its securities or a portion thereof it the Company receives written notice of revocation before the consent of holders of the requisite aggregate principal amount of Notes or other security then outstanding has been obtained and not revoked.

         The Company may, but shall not be obligated to, fix a record date pursuant to paragraph (c) for the purpose of determining the holders entitled to consent to any ,amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be holders after such record date. After an amendment or waiver becomes effective it shall bind every holder of a Note or other security. In such case, the amendment or waiver shall bind each holder of a Note or other security who has consented to it and every subsequent holder of a Note or other security that evidences the same debt or other security as the consenting holder's Note or other security.

                  (c) Whenever in this Agreement it is provided that the holders of a specified percentage in aggregate principal amount of the Notes or other security may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by holders in person or by proxy appointed in writing or (ii) by the record of the holders voting in favor thereof at any meeting of holders. Whenever the Company solicits the taking of action by the holders, the Company may fix in advance of such solicitation a date as the record date for determining holders entitled to take such action. If a record date is fixed, those and only those Persons who are holders at the record date so fixed, or their proxies, shall be entitled to take action regardless of whether they are holders at the time of such action.

                  13.2. SUCCESSORS AND ASSIGN. Except as contemplated by Section 8.14, this Agreement may not be assigned by the Company except with the prior written consent of the holders of a majority of outstanding principal amount of the Notes or number of shares of Common Stock included in the Alternative Equity Units. This Agreement shall be binding upon and inure to the benefit of the Company and its permitted successors and assigns and Purchasers and their successors and registered assigns. The provisions hereof which are for Purchasers' benefit as purchasers or holders of the Notes are also for the benefit of, and enforceable by, any subsequent registered holder of such Notes.

                  13.3. NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:

                           If to the Company:

                           Hybridon, Inc.
                           620 Memorial Drive
                           Cambridge, MA 02139
                           Attn: E. Andrews Grinstead, III

                           If to Purchasers:

                           c/o Amir Tabbah
                           28 Avenue de Messine
                           75008 Paris, France

                  13.4. GOVERNING LAW. The validity, performance, construction and effect of this Agreement shall be governed by the internal laws of the State of New York without giving effect to such State's principles of conflict of laws.

                  13.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts (and facsimile copies thereof, if electronically delivered to the Placement Agent) shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

                  13.6. HEADINGS. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

                  13.7. SEVERABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

                  13.8. EXCULPATION AMONG, PURCHASERS. Each Purchaser acknowledges and agrees that it is not relying upon any other Purchaser, or any officer, director, employee partner or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company or in monitoring such investment. Each Purchaser agrees that no Purchaser nor any controlling person, officer, director, stockholder, partner, agent or employee of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the securities, or both.

                  13.9. ACTIONS BY PURCHASERS. Any actions permitted to be taken by holders or Purchasers of Notes (or subgroups thereof, as contemplated by Section 13.1 ("Consenting Subgroups")) and any consents required to be obtained from the same under this Agreement, may be taken or given only by holders of at least fifty percent (50c) in principal amount of outstanding Notes (or as otherwise provided in Section 13.1 with respect to Consenting Subgroups) and if such holders or Purchasers constituting at least fifty percent (50%) (the "Majority Purchasers") take any action or grant any consent, such action or consent shall be deemed given or taken by all holders or Purchasers' who shall be bound by the decision or action taken by the Majority Purchasers without any liability on the part of the Majority Purchasers to any other holder or Purchasers of securities hereunder. This provision shall apply MUTATIS MUTANDIS to the Alternative Offering.

                  13.10. LIQUIDATION PUT. (a) Subject to the following provisions of this Section 13. 10, each Purchaser may require the Company to repurchase with cash (the "Liquidation Put") each of the shares of Common Stock included in the Alternative Equity Units purchased by such Purchaser.

                  (b) Each Purchaser covenants not to exercise the Liquidation Put unless (a) the Company liquidates, dissolves or winds up its affairs pursuant to applicable bankruptcy law, whether voluntarily or involuntarily, (b) all of the securities issued under the Indenture relating to the 9 % Notes referred to under the caption "Equity Capitalization and Indebtedness -- 9 Convertible Subordinated Notes Due 2004" in the Term Sheet have been paid in full and no obligations remain under such Indenture, (c) all other indebtedness and obligations of the Company (including, without limitation, the indebtedness under the Company's loan agreement with Silicon Valley Bank) has been paid in full, and (d) all rights of the holders of any series or class of capital stock ranking prior and senior to the Common Stock with respect to liquidation have been satisfied in full.

                  (c) The Liquidation Put right is not transferable. Any purported transfer of the Liquidation Put right shall be null and void and shall result in a forfeiture of the rights set forth in this Section 13.10.

                  (d) At any time after the fast anniversary of the Final Closing Date, the Company may cause the Liquidation Put right to be terminated if the last sale price of the Common Stock shall have exceeded 200% of the Common Stock Offering Price for the 20 consecutive trading days prior to the date of notice of termination. No greater than 60 nor fewer than 20 days prior to the date of any such mandatory termination, notice by first class mail, postage prepaid, shall be given to the Purchasers, addressed to such Purchasers as provided in Section 13.3. Each such notice shall specify the date fixed for termination. Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given by the Company on the date hand-delivered or deposited in the U.S. Mail, whether or not any Purchaser receives such notice; and failure properly to give such notice, or any defect in such notice, to any Purchaser shall not affect the validity of the proceedings for the termination in any respect.

                  (e) With the written consent of the Company and the Purchasers holding at least a majority of the issued and outstanding Common Stock subject to a Liquidation Put, any provision of this Section 13.10 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Purchasers, if any, who have not previously received notice thereof or consented thereto in writing in the manner provided in Section 13.10(d).

                  13.11. ADDITIONAL PURCHASERS. Upon the execution and delivery by any Person of this Agreement after the date hereof with the written consent of the Company, such Person shall be referred to as an Additional Purchaser and shall become a Purchaser, and each reference in this Agreement to "Purchaser" shall also mean and be a reference to such Additional Purchaser.

         14. CONFIDENTIAL INVESTOR QUESTIONNAIRE.

                  14.1. Each Purchaser represents and warrants that he, she or it comes within one of category A through H below. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A:                   The undersigned is an individual (not a
                              partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                              EXPLANATION. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B:                   The undersigned is an individual (not a
                              partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C:                   The undersigned is a director or executive
                              officer of the Company which is issuing and selling the Units.

Category D:                   The undersigned is a bank; a savings and loan
                              association; insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of

                              ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

Category E:                   E: The undersigned is a private business
                              development company as defined in section
                              202(a)(22) of the Investment Advisors Act of 1940.

Category F:                   F: The undersigned is either a corporation,
                              partnership, Massachusetts business trust, or non-profit organization within the meaning of
                              Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

Category G:                   G: The undersigned is a trust with total assets in
                              excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii) under the Securities
                              Act.

Category H:                   H: The undersigned is an entity (other than a
                              trust) all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Final Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

                  14.2. MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                  (a) Individual Ownership

                  (b) Community Property

                  (c) Joint Tenant with Right of Survivorship (both parties must sign)

                  (d) Partnership*

                  (e) Tenants in Common

                  (f) Company*

                  (g) Trust*

                  (h) Other

         *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

                  14.3. NASD Affiliation.

Are you affiliated or associated with an NASD member firm (please check one):

Yes ____________  No ____________

If Yes, please describe:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

*If Purchaser is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


----------------------------------------
Name of NASD Member Firm

By:
    ------------------------------------
         Authorized Officer

Date:
      ----------------------------------

                  14.4. RELIANCE ON CONFIDENTIAL INVESTOR QUESTIONNAIRE. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article 14 and such answers have been provided under the assumption that the Company will rely on them.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year indicated.

                       [Signature Page for each Purchaser]

___________ Units at $ 100,000 per Unit, or an aggregate of $__________ (the

"Purchase Price")


By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Unit Purchase Agreement (the "Purchase Agreement") by and among Hybridon, Inc. (the "Company") and the Purchasers (as defined therein), as to the aggregate number of Units set forth above and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.


-----------------------------------        -------------------------------------
Signature                                  Signature (if purchasing jointly)

-----------------------------------        -------------------------------------
Name Typed or Printed                      Name Typed or Printed

-----------------------------------        -------------------------------------
Entity Name                                Entity Name

-----------------------------------        -------------------------------------
Address                                    Address

-----------------------------------        -------------------------------------
City, State and Zip Code                   City, State and Zip Code

-----------------------------------        -------------------------------------
Telephone-Business                         Telephone--Business

-----------------------------------        -------------------------------------
Telephone-Residence                        Telephone--Residence

-----------------------------------        -------------------------------------

Facsimile-Business                         Facsimile--Business

-----------------------------------        -------------------------------------
Facsimile-Residence                        Facsimile--Residence

-----------------------------------        -------------------------------------
Tax ID # or Social Security #              Tax ID # or Social Security #


Dated: _______________ ____, 1998




         This Agreement is agreed to and accepted as of       , 1998.

                                             HYBRIDON, INC.



                                             By:
                                                 -------------------------------
                                             Name:
                                             Title:

THE TERMS OF THIS NOTE ARE SUBJECT TO THE TERMS OF A UNIT PURCHASE AGREEMENT, A COPY OF WHICH IS AVAILABLE FROM HYBRIDON, INC. (THE "COMPANY"). THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

THIS NOTE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE PURCHASE AGREEMENT), AND NO TRANSFER OR EXCHANGE OF THIS NOTE MAY BE MADE UNTIL AFTER THE LATER OF THE DATE OF EXPIRATION OF THE RESTRICTED PERIOD AND THE DATE ON WHICH THE REQUIRED CERTIFICATION RELATING TO SUCH INTEREST HAS BEEN PROVIDED IN ACCORDANCE WITH THE TERMS OF THE PURCHASE AGREEMENT.

                                 HYBRIDON, INC.

                                 NOTE DUE 2007

                                                                       No. _____

$ ___________

                                                              [DATE OF ISSUANCE]

         Hybridon, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to ____________________ (the "Holder"), or registered assigns, the principal sum set forth above, with accrued but unpaid interest thereon at a rate equal to fourteen percent (14%) per annum, on December 31, 2007 (the "Maturity Date"); provided, however, that if the offering (the "Unit Offering") of units ("Units") consisting of Notes (as defined below) and Warrants is terminated before the Mandatory Conversion Event (as defined below) has occurred, then the interest rate will increase to eighteen percent (18%) per annum, effective as of the date the Additional Warrants become exercisable. Payment shall be made at such place as designated by the Company upon surrender of this Note, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. This Note is one of a duly authorized issue of Hybridon, Inc. Notes due 2007 (individually a "Note" and collectively the "Notes") in an aggregate original principal amount of up to $68,750,000 plus any Notes issued in lieu of cash interest on Notes, issued pursuant to a

Unit Purchase Agreement which is available from the Company (the "Purchase Agreement") and similar agreements. The Notes shall be senior in right of payment to the Company's 9% Convertible Subordinated Notes Due 2004 (the "9% Notes") to the extent provided in a First Supplemental Indenture, dated as of January 13, 1998, to an Indenture, dated as of March 26, 1997, pursuant to which such 9% Notes were issued. The Notes shall be subordinated in right of payment to all existing and future Senior Indebtedness of the Company. The Notes are secured by certain assets of the Company pursuant to the Purchase Agreement on a subordinated basis. Capitalized terms used herein without definition have the respective meanings specified therefor in the Purchase Agreement.

SECTION 1. INTEREST.

         The Company will pay interest semi-annually in arrears on April 1 and October 1 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day to the registered Holder hereof as of the preceding March 15 or September 15 (each, a "Record Date"). Interest on this Note will accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of its issuance set forth above; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a Record Date, and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be April 1, 1998 or, if interest is paid in cash, October 1, 1998. The Company may, with respect to each Interest Payment Date, at its option and in its sole discretion, in lieu of payment of interest on the Notes in cash, issue additional Notes ("Interest Notes") in an aggregate principal amount equal to the amount of interest not paid in cash on such Interest Payment Date. Each issuance of Interest Notes in lieu of the payment of cash interest on the Notes shall be made pro rata with respect to the outstanding Notes; provided, however, that the Company may at its option pay cash in lieu of issuing Interest Notes in any denomination of less than $1,000. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 2. PREPAYMENT.

         This Note (including interest accrued on the principal hereof) may be prepaid by the Company, at any time without penalty or premium.

SECTION 3. MANDATORY CONVERSION.

                  (a) MANDATORY CONVERSION. Upon the occurrence of a Mandatory Conversion Event (as hereinafter defined), and not before such occurrence under any circumstances, the Notes and all accrued interest thereon shall automatically convert into the number of shares of Series B Preferred Stock of the Company in substantially the form attached to the Purchase Agreement as Exhibit C (the "Conversion Securities") equal to the Conversion Amount (as defined below) divided by the then current Conversion Price (as defined below). The "Conversion Amount" shall be the Liquidation Amount (as defined below). The "Liquidation Amount" shall be the aggregate principal amount of, plus any accrued but unpaid interest on, the Notes held by such Holder. The "Conversion Price" shall initially be $100, subject to adjustment as provided below, representing an initial conversion rate (subject to adjustment) of 10 shares of Conversion Securities per $1,000 of Conversion Amount (the "Conversion Rate").

         A "Mandatory Conversion Event" shall be deemed to have occurred, effective immediately, when all of the following shall have occurred:

                  (i) the holders of $40,000,000 or more in aggregate principal amount of the 9 % Convertible Subordinated Notes due 2004 (the "Subordinated Notes") issued pursuant to the Indenture between the Company and State Street Bank and Trust Company, as Trustee, dated as of March 26, 1997 (the "Indenture"), irrevocably exchange such Subordinated Notes and all accrued but unpaid interest thereon for Series A Preferred Stock of the Company and warrants to purchase Common Stock of the Company; and

                  (ii) the Company has received proceeds in the Unit Offering, net of cash fees, commissions and expenses, equal to or exceeding $20,000,000 in the aggregate.

                  (b) CONVERSION PROCEDURES. Such conversion shall be deemed to have been made automatically, irrevocably and immediately upon the occurrence of a Mandatory Conversion Event and, upon such Mandatory Conversion Event, Notes shall no longer be deemed outstanding and all rights whatsoever in respect thereof (including the right to receive interest thereon) shall terminate except as provided in the following sentence. The Company shall deliver to each Holder certificates evidencing the number of full shares of Conversion Securities to which such person shall be entitled as- provided in Subsection 3(a), subject to
Section 4 hereof.

                  (c) [Reserved]

                  (d) RESERVATION OF SHARES; TRANSFER TAXES; ETC. The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Conversion Securities, solely for the purpose of effecting the conversion of the Notes, such number of shares of its Conversion Securities free of preemptive rights as shall be sufficient to effect the conversion of all Notes from time to time outstanding. The Company shall use its best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Conversion Securities if at any time the number of shares of Conversion Securities not outstanding shall not be sufficient to permit the conversion of all the then-outstanding Notes.

         The Company shall pay any and all issue or other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares of Conversion Securities on conversion of the Notes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Conversion Securities (or other securities or assets) in a name other than that in which the Notes so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

                  (e) OTHER CHANGES IN CONVERSION RATE. The Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period. Whenever the Conversion Rate is so increased, the Company shall mail to the holder of record of this Note a notice of the increase at least 15 days before the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period it will be in effect.

         The Company may make such increases in the Conversion Rate, in addition to those required or allowed by this paragraph (e), as shall be determined by it, as evidenced by a resolution of the Board of Directors of the Company, to be advisable in order to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

SECTION 4. FRACTIONAL SHARES.

         The Company shall not be required to issue fractions of shares of Conversion Securities or other capital stock of the Company upon conversion of any Notes. If any fraction of a share would be issuable on conversion of any Notes (aggregating, for this purpose, all Notes held by a record holder), the number of shares of Conversion Securities issuable shall be rounded to the nearest whole share, with .5 of a share rounded upward.

SECTION 5. EVENTS OF DEFAULT DEFINED.

         The following shall each constitute an "Event of Default" hereunder:

                  (a) the failure of the Company to make any payment of (i) principal of this Note when due and payable and such failure shall continue for five (5) or more days and (ii) interest on this Note when due and payable and such failure shall continue for thirty (30) or more days, whether or not such payment is prohibited by the subordination provisions of this Note or the Purchase Agreement;

                  (b) the failure of the Company to observe or perform any covenant in this Note or in the Purchase Agreement, and such failure shall have continued unremedied for a period of sixty (60) days after written notice as provided in the last paragraph of this Section 5;

                  (c) a default occurs (after giving effect to any applicable grace periods or any extension of any maturity date) in the payment when due of principal of, or an acceleration of, any indebtedness for money borrowed by the Company or any of its Subsidiaries (other than an Unrestricted Subsidiary (as defined below) which is not a Significant Subsidiary and provided there is no recourse against the Company or any other Subsidiary with respect to the obligations of such Unrestricted Subsidiary arising as a result of such default) in excess of $2 million, individually or in the aggregate, if such indebtedness is not discharged, or such acceleration is not annulled, within 30 days after written notice as provided in the last paragraph of this Section 5;

                  (d) the Company or any of its Significant Subsidiaries, pursuant to or within the meaning of any Bankruptcy Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 30 days,

                  (iv) makes a general assignment for the benefit of its creditors, or

                  (v) admits in writing that it is generally unable to pay its debts as the same become due;

                  (e) a court of competent jurisdiction enters and order or decree under any Bankruptcy Law that:

                  (i) is for relief in any involuntary case against the Company or any Significant Subsidiary,

                  (ii) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of the property of the Company or any Significant Subsidiary, or

                  (iii) orders the liquidation of the Company or any Significant Subsidiary, and, in each case, the order or decree remains unstayed and in effect for 60 consecutive days.

         The term "Bankruptcy Law" means Title 11 of the U.S. Code or any similar federal, foreign or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, examiner or similar official under any Bankruptcy Law. The term "Significant Subsidiary" has the same meaning as significant subsidiary has under Regulation S-X under the Securities Act as in effect on the date hereof. "Unrestricted Subsidiary" means any Subsidiary of the Company which (i) is not wholly-owned by the Company, (ii) is designated as an Unrestricted Subsidiary by the Board of Directors of the Company and (iii) at the time of any investment by the Company in such Subsidiary, in the aggregate holds or comprises less than 20% of the Company's assets as shown on the Company's consolidated balance sheet prepared in accordance with generally accepted accounting principles consistently applied as at the time of such investment.

         A Default under Subsection (b) of this Section 5 (other than a Default under Section 8.14 of the Purchase Agreement, which Default shall be an Event of Default with the notice but without the passage of time specified in Subsection
(b) of this Section 5) or Subsection (c) of this Section 5 shall not be an Event of Default until (i) the holders of at least 25 % in aggregate principal amount of the Notes then outstanding shall have notified the Company of the Default and
(ii) the Company shall have failed to cure the Default under such Subsection (b) within 60 days after receipt of the notice or under such Subsection (c) within 10 days after receipt of the notice, respectively. Any such notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6. REMEDIES UPON EVENT OF DEFAULT.

                  (a) If an Event of Default (other than an Event of Default specified in Subsections (d) and (e) of Section 5) occurs and is continuing, the Holders of at least 25% in aggregate principal amount of the Notes then outstanding (by notice to the Company and the Secured Party), may declare the unpaid principal of and accrued interest on all the Notes then outstanding to be due and payable. Upon any such declaration, such principal and accrued interest shall be due and payable immediately. If an Event of Default specified in Subsection (d) or (e) of Section 5 occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder. The Holders of at least fifty percent (50%) or more in aggregate principal amount of the Notes then outstanding may rescind an acceleration and its consequences if (a) the Company has paid a sum sufficient to pay (i) all overdue interest on all Notes then outstanding and (ii) the principal of the Notes then outstanding which have become due otherwise than by such declaration of acceleration and accrued interest thereon at a rate borne by the Notes and (b) the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall effect any subsequent Default or impair any right consequent thereto.

                  (b) The Holders of at least fifty percent (50%) or more in aggregate principal amount of the Notes then outstanding may waive an existing Default or Event of Default and its consequences. Upon any such waiver, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note and the Purchase Agreement; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  (c) If the Company defaults in a payment of interest on the Notes, the Company shall pay defaulted interest (plus interest on such defaulted interest, to the extent lawful, at the rate borne by this Note) in any lawful manner. The Company shall pay the defaulted interest to the Holders of the Notes on a special record date. The Company shall fix or cause to be fixed any such special record date and payment date, which specified record date shall not be less than 10 days prior to the payment date for such defaulted interest, and shall promptly mail or cause to be mailed to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  (d) No remedy herein conferred upon the Holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  (e) In any suit for the enforcement of any right or remedy under this Note or the Purchase Agreement, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Subsection 6(e) does not apply to a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Notes or any suit for the enforcement of the mandatory conversion right set forth in Section 3.

SECTION 7.  NOTE REGISTER.

                  (a) The Company shall keep at its principal executive office a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Company shall provide for the registration and transfer of this Note.

                  (b) Whenever this Note shall be surrendered at the principal executive office of the Company for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the Holder hereof or his attorney duly authorized in writing, and, subject to compliance with applicable securities laws, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such Holder, in the same aggregate unpaid principal amount and payable on the same date as the principal amount of the Note or Notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so surrendered and shall be in such principal amount and registered in such name or names as such Holder may designate in writing.

                  (c) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

SECTION 8. MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. The holders of at least fifty percent (50%) or more in principal amount of outstanding Notes or the Secured Party on behalf of the holders of the Notes may waive or otherwise consent to the amendment of any of the provisions hereof, provided that no such waiver or amendment may reduce the principal amount of or interest on any of the Notes or change the stated maturity of the principal or reduce the percentage of holders of Notes necessary to waive or amend the provisions of this Note, without the consent of each holder of any Note affected thereby.

                  (b) RESTRICTIONS ON TRANSFERABILITY. In addition to the restrictions set forth in the Purchase Agreement, the securities represented by this Note have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction. Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except pursuant to exemptions from the Securities Act of 1933, as amended, and the securities laws of any state or other jurisdiction.

                  (c) FORBEARANCE FROM SUIT. No holder of Notes shall institute any suit or proceeding for the enforcement of the payment of principal or interest unless the holders of at least 25 % in principal amount of all of the outstanding Notes join in such suit or proceeding.

                  (d) NO RECOURSE AGAINST OTHERS. No directors, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under this Note, the Purchase Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

                  (e) SUBORDINATION. The Holder by accepting this Note agrees that the payment (by set-off or otherwise) of principal of and interest on the Notes is subordinated in right of payment, to the extent and in the manner provided in Section 9 of the Purchase Agreement, to the prior payment in full of all obligations in respect of Senior Indebtedness of the Company, whether outstanding on the date of the Purchase Agreement or thereafter incurred.

                  (f) DENOMINATIONS. This Note is issuable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof, except as otherwise provided in Section 1 hereof.

                  (g) GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding the body of law relating to conflict of laws. Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

                  (h) INTERPRETATION. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                  (i) SUCCESSORS AND ASSIGNS. This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and registered assigns.

                  (j) NOTICES. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the Holder thereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

       If to the Holder:     At the address shown on Schedule A attached
                             hereto

       If to the Company:    Hybridon, Inc.
                             620 Memorial Drive
                             Cambridge, Massachusetts 02139
                             Attention:  E. Andrews Grinstead, III

                  (k) SATURDAYS, SUNDAYS, HOLIDAYS. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in New York or Massachusetts or California shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

                  (l) PURCHASE AGREEMENT. This Note is subject to the terms contained in the Purchase Agreement and the registered Holder of this Note is entitled to the benefits of such Purchase Agreement to the extent provided therein and may, in addition to any rights hereunder, enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                  (m) NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Note and the Purchase Agreement may not be used to interpret another note, indenture, loan or debt agreement of the Company or a Subsidiary. Any such note, indenture, loan or debt agreement may not be used to interpret this Note or the Purchase Agreement.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date fast above written by the duly authorized representative of the Company.

                                      HYBRIDON, INC.


                                      By: /s/ E. Andrews Grinstead, III
                                          --------------------------------------
                                          Name:
                                          Title:


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